Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 20-F for the fiscal year ended March 31, 2019 (the “Report”) by Alithya Group inc. (the “Company”), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

•the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 19, 2019

/s/ Claude Thibault
Claude Thibault
Senior Vice-President and Chief Financial Officer